BAS was the affiliated party involved in the underwriting
of all the following securities.
Fund Series	                        Fund
Columbia Funds Institutional Trust	CMG High Yield
Columbia Funds Institutional Trust	CMG High Yield
Columbia Funds Institutional Trust	CMG Mid Cap Growth Fund
Columbia Funds Institutional Trust	CMG Small Cap Fund
Columbia Funds Institutional Trust	CMG Small Mid Cap Fund
Columbia Funds Institutional Trust	CMG Strategic Equity Fund

Fund	                                Broker
CMG High Yield	                        Goldman Sachs
CMG High Yield	                        Goldman Sachs
CMG Mid Cap Growth Fund          	Bear Stearns
CMG Small Cap Fund	                Bear Stearns
CMG Small Mid Cap Fund	                Bear Stearns
CMG Strategic Equity Fund 	        Bear Stearns

Fund	                                Security
CMG High Yield	                        Host Marriot LP
CMG High Yield	                        Pogo Producing Co 6.625
CMG Mid Cap Growth Fund	                International Securities Exchange
CMG Small Cap Fund	                International Securities Exchange
CMG Small Mid Cap Fund	                International Securities Exchange
CMG Strategic Equity Fund 	        International Securities Exchange

Fund	                                Trade Date	Quantity
CMG High Yield	                        3/3/2005	"1,550,000"
CMG High Yield	                        3/23/2005	"2,000,000"
CMG Mid Cap Growth Fund	                3/8/2005	400
CMG Small Cap Fund	                3/8/2005	"5,400"
CMG Small Mid Cap Fund	                3/8/2005	"1,000"
CMG Strategic Equity Fund 	        3/8/2005	"13,900"

Fund	                                Price	        Amount
CMG High Yield                      	100.00	        "1,550,000"
CMG High Yield                     	1.96	        "1,982,020"
CMG Mid Cap Growth Fund	                98.24	        "7,200"
CMG Small Cap Fund	                7.28	        "97,200"
CMG Small Mid Cap Fund	                39.29	        "18,000"
CMG Strategic Equity Fund 	        2.83	        "250,200"